FORM OF LOCK-UP AGREEMENT

______ __, 2007

Ladies and Gentlemen:

Reference is made to those discussions among Clear Skies Group, Inc., a New York corporation (“Clear Skies”) and Clear Skies Holdings, Inc., a Delaware corporation (the “Company”), relating to a proposed business combination between Clear Skies and the Company and a related private placement financing (the “Transactions”).  In connection with the Transactions, the Company and Clear Skies contemplate entering into a proposed Merger Agreement (the “Merger Agreement”) pursuant to which Clear Skies’s stockholders shall receive common stock, par value $0.001 per share, of the Company (the “Common Stock”) in consideration for shares of Clear Skies held by them at the effective time of the merger. In consideration of the Company and Clear Skies entering into the Transactions, the undersigned hereby agrees as follows:

1. The undersigned hereby covenants and agrees, except as provided herein, not to (1) offer, sell, contract to sell, grant any option to purchase, hypothecate, pledge, or otherwise dispose of or (2) transfer title to (a “Prohibited Sale”) any of the shares (the “Acquired Shares”) of Common Stock acquired by the undersigned pursuant to or in connection with the Merger Agreement, during the period commencing on the Closing Date (as that term will be defined in the Merger Agreement) and ending on the 15-month anniversary of the Closing Date (the “Lockup Period”), without the prior written consent of the Placement Agent.

2. Notwithstanding the foregoing, the undersigned shall be permitted during the Lockup Period, without the consent of the Placement Agent or any other party, (i) to engage in transactions in connection with the undersigned’s participation in the Company’s stock option plans, (ii) to transfer all or any part of the Acquired Shares to any family member, for estate planning purposes, or to an affiliate thereof (as such term is defined in Rule 405 under the Securities Exchange Act of 1934, as amended), provided that such transferee agrees in writing with the Company to be bound hereby, (iii) to participate in a registered direct offering by the Company in which the undersigned participates as a selling stockholder, (iv) to participate in any transaction in which holders of the Common Stock of the Company participate or have the opportunity to participate pro rata, including, without limitation, an underwritten offering of Common Stock, a merger, consolidation or binding share exchange involving the Company, a disposition of the Common Stock in connection with the exercise of any rights, warrants or other securities distributed to the Company’s stockholders, or a tender or exchange offer for the Common Stock or (v) to transfer all or any part of the Acquired Shares in privately negotiated transactions to which the so-called “Section 4(1½)” exemption applies, provided that the transferee in any such transaction agrees in writing with the Company to be bound hereby, and no transaction contemplated by the foregoing clauses (i), (ii), (iii), (iv) and (v) shall be deemed a Prohibited Sale for purposes of this Letter Agreement.

3. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

4. This Letter Agreement will become a binding agreement among the undersigned as of the Closing Date. In the event that no closing occurs under the Merger Agreement, this letter agreement shall be null and void. This Letter Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Company and the undersigned with the consent of the Placement Agent, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

Very truly yours,

_____________________________________________
Print Name:

Address:_____________________________________
Number of shares of Common Stock owned: __________
Certificate Numbers: _____________________________

Accepted and Agreed to:

CLEAR SKIES GROUP, INC.

By:	___________________________________